Exhibit 10.1

LEASE EXTENDING AND AMENDING AGREEMENT

THIS AGREEMENT dated the 17th day of September, 2010

B E T W E E N:

707932 ONTARIO LIMITED

(hereinafter called “Landlord”)

OF THE FIRST PART

- and -

TUCOWS (DELAWARE) INC. and TUCOWS.COM CO.

(hereinafter called “Tenant”)

OF THE SECOND PART

WHEREAS:

A.                                   By a lease dated December 10, 1999 (“Original Lease”) made between Landlord and Tucows International Corporation (“Original Tenant”), Landlord leased to Original Tenant, certain premises (“Original Premises”) on the ground floor, comprising approximately 18,426 square feet of Rentable Area in the building municipally known as 78 Mowat Avenue, Toronto, Ontario (“Building”) for a term of Five (5) Years (“Initial Term”), commencing January 1, 2000, and expiring December 31, 2004;

B.                                     By an extension agreement dated September 10, 2004 (“Extension Agreement”) made between Landlord, Original Tenant, Tucows Inc., and Tucows.com Co.: (i) Original Tenant assigned all of its right title and interest in and to the Original Lease and Original Premises to Tucows Inc., and Tucows.com Co. (collectively the “Assignee”); (ii) Landlord leased to Assignee and Assignee leased from Landlord certain additional premises in the Building, being approximately 8,511 square feet of Rentable Area (the “Additional Premises”) for a term of seven (7) years commencing January 1, 2005 and expiring December 31, 2011; and (iii) the parties agreed to extend the Initial Term for a period of seven (7) years (“First Extension Term”), commencing January 1, 2005 and expiring December 31, 2011, and to otherwise amend the Original Lease on the terms and conditions set out in the Extension Agreement;

C.                                     Tucows Inc. changed its name to Tucows (Delaware) Inc.;

D.                                    Tenant is successor in interest to Assignee;

A.                                   The Original Lease, as amended and assigned by the Extension Agreement is hereinafter referred to as the “Lease”;

B.                                     The Initial Term and the First Extension Term are hereinafter collectively called the “Term”;

C.                                     The Original Premises and Additional Premises are hereinafter collectively called the “Premises”;

D.                                    Landlord and Tenant have agreed to extend the Term of the Lease for a further period of nine (9) years commencing on January 1, 2012 and expiring on December 31, 2020 and to otherwise amend the terms of the Lease, all on the terms and conditions set out herein.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:

1.                                       CONFIRMATION OF RECITALS

The parties hereto confirm that the foregoing recitals are true in substance and in fact.

2.                                       EXTENSION OF LEASE

The Term of the Lease is hereby extended for a further period of nine (9) years commencing on the 1st day of January, 2012 and expiring on the 31st day of December, 2020 (“Second Extension Term”) on the same terms and conditions as contained in the Lease, except as expressly set out herein.

3.                                       BASIC RENT

The Basic Rent payable during the last year of the First Extension Term and the whole of the Second Extension Term shall be calculated as an amount per square foot of the Rentable Area of the Premises per annum as follows:

(i)                                     January 1, 2011 to December 31, 2015: Seventeen Dollars and Fifty Cents ($17.50); and

(ii)                                  January 1, 2016 to December 31, 2020: Nineteen Dollars and Fifty Cents ($19.50).

4.                                       MAINTENANCE BY THE TENANT

Without limitation to any of the provisions of Section 8.2 of the Lease and in addition to such provisions, Tenant covenants and agrees that it shall continue to be responsible for all non- structural maintenance of the Premises which does not involve or affect the Building systems, the maintenance of which shall be in accordance with the terms of the Lease.

5.                                       AMENDMENTS TO THE LEASE

Effective as of the date of this Agreement, the Lease is amended as follows:

(a)                                  Section 4.3 (Parking) is hereby amended by:

(i)                                     deleting the first four sentences and the last sentence therein;

(ii)                                  deleting in line 18 the reference to “GST” and replacing that word with the word “HST”;

(a)                                  The following sections of the Lease shall no longer apply and are hereby deleted and of no further force or effect:

(i)                                     Section 1.4 (Construction of Leased Premises);

(ii)                                  Section 2.5 (Free Rent);

(iii)                               Section 10.3 (Option to Renew), as amended in Section 4(k) of the Extension Agreement;

(iv)                              Section 10.4 (Right of Refusal);

(i)                                     Section 4(f) (Rent Free Period) of the Extension Agreement;

(vi)                              Section 4(g) (Fixturing Period) of the Extension Agreement;

(vii)                           Section 4(k) of the Extension Agreement;

(viii)                        Section 4(l) of the Extension Agreement; and

(ix)                                Section 4(n) of the Extension Agreement.

6.                                       CONDITION OF PREMISES

Tenant shall accept the Premises in “as is / where is” condition at the commencement of the Second Extension Term and Landlord shall not be required to perform any work in the Premises.

7.                                       NO FURTHER OPTION TO RENEW

The parties hereto agree that the Tenant shall have no further option to renew the term beyond the Second Extension Term.

8.                                       LANDLORD’S WORK

Without limitation to any of the provisions of Section 11.1 of the Lease and in addition to such provisions, the Landlord and Tenant agree (except in the event of any emergency, when the Landlord can enter the Premises at any time) to work cooperatively in arranging the scheduling and logistics of any work which may need to be completed in or on the Premises by the Landlord, its employees, or contractors.

9.                                       MISCELLANEOUS

(a)                                  The parties hereto covenant and agree to execute such further assurances as may be required by the other to give effect to the foregoing.

(b)                                 Capitalized expressions used herein, unless separately defined herein, have the same meaning as defined in the Lease.

(c)                                  The Lease, as amended by the terms of this Agreement, is hereby ratified and confirmed and remains in full force and effect in accordance with its terms.

(d)                                 Time in all respects shall be of the essence.

(e)                                  This Agreement and the Lease shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns, subject to the express restrictions contained in the Lease.

(f)                                    This Agreement shall come into force once fully executed by all parties.

(g)                                 The parties hereto covenant and agree that they have good right, full power and authority to enter into this Agreement in the manner as aforesaid.

EXECUTED by each of the parties hereto under seal on the date first above mentioned.

707932 ONTARIO LIMITED

Per:	/s/ Marci Lipson
	Name:	Marci Lipson
	Title:	Authorized Signor

Per:	/s/ Joy Lipson	c/s
	Name:	Joy Lipson
	Title:	Authorized Signor

I/We have authority to bind the Corporation.

TUCOWS (DELAWARE) INC.

Per:	/s/ Mike Cooperman
	Name:	Mike Cooperman
	Title:	Chief Financial Officer

Per:	/s/ Elliot Noss	c/s
	Name:	Elliot Noss
	Title:	Chief Executive Officer

I/We have authority to bind the Corporation.

TUCOWS.COM CO.

Per:	/s/ Mike Cooperman
	Name:	Mike Cooperman
	Title:	Chief Financial Officer

Per:	/s/ Elliot Noss	c/s
	Name:	Elliot Noss
	Title:	Chief Executive Officer

I/We have authority to bind the Corporation.